Exhibit 99.1

FOR IMMEDIATE RELEASE

Lear Increases Share Repurchase Authorization to $1 Billion

and Increases Cash Dividend by 25%

SOUTHFIELD, Michigan, February 17, 2015 — Lear Corporation (NYSE: LEA), a leading global supplier of automotive seating and electrical distribution systems, today announced that its Board of Directors has authorized an increase in the Company’s share repurchase authorization to $1 billion and extended the authorization until December 31, 2017. In addition, the Board increased by 25% the quarterly cash dividend on the Company’s common stock from $0.20 per share to $0.25 per share. The dividend is payable on March 23, 2015 to shareholders of record at the close of business on March 4, 2015.

“The Lear Board of Directors and management team are committed to delivering consistently improving financial results and superior returns to shareholders,” said Henry D. G. Wallace, Lear’s Non-Executive Chairman. “The increased share repurchase authorization and increased cash dividend announced today demonstrate the confidence Lear’s Board of Directors has in our Company and underscores our commitment to delivering value to all of our shareholders. The Board believes that the Company’s balanced strategy of investing in the business, pursuing complementary acquisitions and consistently returning capital to shareholders, while maintaining a strong and flexible balance sheet will allow Lear to profitably grow, create significant value and further strengthen our competitive position in the market.”

“We are pleased that the Company’s continued strong operating performance and financial strength allows us to build upon our proven record of returning capital to shareholders. We are confident that Lear is executing a sound strategy and taking the right actions to continue growing the Company and delivering superior value for Lear customers and our shareholders,” said Matt Simoncini, Lear President and Chief Executive Officer.

At the end of 2014, Lear had $339 million remaining on its share repurchase authorization. Including today’s action, Lear’s total share repurchase authorization is $1 billion.

Since the Company began its share repurchase and dividend programs in 2011, Lear has returned more than $2.1 billion to shareholders, including the repurchase of 29% of the Company’s shares outstanding. In addition, Lear’s total shareholder return over the last five years was 203%, approximately double the return for the S&P 500 over the same period.

Lear may implement share repurchases under the new share repurchase authorization utilizing a variety of methods including open market purchases, accelerated share repurchase programs and structured repurchase transactions. Share repurchases are subject to the Company’s alternative uses of capital and prevailing financial, market and industry conditions.

The 2015 Annual Meeting will be held on May 14, 2015, at the Company’s corporate headquarters, 21557 Telegraph Road, Southfield, Michigan 48033. The record date for determining eligibility to vote at the 2015 Annual Meeting is March 19, 2015.

About Lear Corporation

Lear Corporation (NYSE: LEA) is one of the world’s leading suppliers of automotive seating and electrical distribution systems. Lear serves every major automaker in the world, and Lear content can be found on more than 300 vehicle nameplates. Lear’s world-class products are designed, engineered and manufactured by a diverse team of approximately 132,000 employees located in 34 countries. Lear currently ranks #177 on the Fortune 500. Lear’s headquarters are in Southfield, Michigan. Further information about Lear is available at www.lear.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words “will,” “may,” “designed to,” “outlook,” “believes,” “should,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts” and similar expressions identify certain of these forward-looking statements. The Company also may provide forward-looking statements in oral statements or other written materials released to the public. All such forward-looking statements contained or incorporated in this press release or in any other public statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Actual results may differ materially from any or all forward-looking statements made by the Company. Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates; currency controls and the ability to economically hedge currencies; the financial condition and restructuring actions of the Company’s customers and suppliers; changes in actual industry vehicle production levels from the Company’s current estimates; fluctuations in the production of vehicles or the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier; disruptions in the relationships with the Company’s suppliers; labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company; the outcome of customer negotiations and the impact of customer-imposed price reductions; the impact and timing of program launch costs and the Company’s management of new program launches; the costs, timing and success of restructuring actions; increases in the Company’s warranty, product liability or recall costs; risks associated with conducting business in foreign countries; the impact of regulations on the Company’s foreign operations; the operational and financial success of the Company’s joint ventures; competitive conditions impacting the Company and its key customers and suppliers; disruptions to the Company’s information technology systems, including those related to cybersecurity; the cost and availability of raw materials, energy, commodities and product components and the Company’s ability to mitigate such costs; the outcome of legal or regulatory proceedings to which the Company is or may become a party; the impact of pending legislation and regulations or changes in existing federal, state, local or foreign laws or regulations; unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers; limitations imposed by the Company’s existing indebtedness and the Company’s ability to access capital markets on commercially reasonable terms; impairment charges initiated by adverse industry or market developments; the Company’s ability to execute its strategic objectives; changes in discount rates and the actual return on pension assets; costs associated with compliance with environmental laws and regulations; the impact of new regulations related to conflict minerals; developments or assertions by or against the Company relating to intellectual property rights; the Company’s ability to utilize its net operating loss, capital loss and tax credit carryforwards; global sovereign fiscal matters and creditworthiness, including potential defaults and the related impacts on economic activity, including the possible effects on credit markets, currency values, monetary unions, international treaties and fiscal policies; and other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its other Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company’s success in implementing its operating strategy.

The forward-looking statements in this press release are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Contacts:

Mel Stephens

Corporate Communications

(248) 447-1624

Matthew Sherman/Andrew Siegel

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

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